UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2017

PIVOT PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

British Columbia	333-161157	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1275 West 6th Avenue, Vancouver, British Columbia, Canada	V6H 1A6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 805-7783

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On September 28, 2017, we issued 2,500,000 shares of our common stock to acquire worldwide rights to BiPhasix™ transdermal drug delivery technology for the development and commercialization of Cannabinoids, Cannabidiol and Tetrahydrocannabinol products. On September 29, 2017, we issued 4,623,825 shares of our common stock upon conversion of outstanding principal and accrued interest on convertible debentures. We relied on Regulation D and/or Section 4(2) of the Securities Act of 1933.

Effective October 17, 2017, we closed a private placement for an aggregate of 2,230,000 shares of our common stock at price of $0.10 per share, for gross proceeds of $223,000. Finder’s fee consisted of issuance of 200,000 common shares. On October 30 and November 2, 2017, we issued the securities to six (6) non U.S. persons (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933 and one (1) U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

On October 26, 2017, we issued 100,000 shares of our common stock pursuant to a promissory note dated September 27, 2017. On November 2, 2017, we issued 92,384 shares of our common stock for settlement of accounts payable. On November 7, 2017, we issued 50,000 shares of our common stock to a third party for services rendered. We relied on Regulation D and/or Section 4(2) of the Securities Act of 1933.

Effective December 15, 2017, we closed a private placement for an aggregate of 505,000 units, consisting of one common share and one half of one share purchase warrant, at price of $0.20 per unit for gross proceeds of US$101,000. On November 21, 2017, we issued 380,000 common shares and 190,000 share purchase warrants to seven (7) non U.S. persons (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933. On December 18, 2017, we issued 125,000 common shares and 62,500 share purchase warrants to four (4) non U.S. persons (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933. Finder’s fee consisted of a cash payment of $5,050 and issuance of 25,250 units, consisting of one common share and one half of one share purchase warrant. On December 18, 2017, we issued 25,250 common shares and 12,625 share purchase warrants, related to finder’s fee, to one (1) non U.S. persons (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIVOT PHARMACEUTICALS INC.

Date: December 19, 2017	By:	/s/ Patrick Frankham
Patrick Frankham
President, Chief Executive Officer and Director

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